The Dolan Company Investor Presentation
(NYSE: DM)
James P. Dolan
Chairman, President and CEO
Vicki J. Duncomb
Vice President and CFO
Bob Evans
Director, Business Development & Investor
Relations
Exhibit 99.2

Forward—Looking Statements

In addition to historical information, this presentation contains forward-looking statements that reflect our current expectations and projections about future results, performance, prospects and opportunities. These forward-looking statements are subject to a number of risks, uncertainties and other factors that may cause actual results, performance, prospects or opportunities to be materially different from those expressed in, or implied by, such forward-looking statements.  These risks and uncertainties include those described in the Risk Factors and Forward-Looking Statements sections of the company’s quarterly and annual reports filed with the SEC, including the Form 10-K filed on March 9,
2012.  Copies of the company’s SEC filings are available at the SEC’s web site and at www.thedolancompany.com. You should not place undue reliance on any forward-looking statements. We assume no obligation to update any forward-looking statements for any reason, even if new information becomes available, new events occur or circumstances change.

The Dolan Company at a Glance
Court & commercial media
Electronic and print
Processing services
E-discovery services
Appellate services
1) Revenue mix is based on third quarter 2012 results
BUSINESS
INFORMATION
27% of revenues
(1)

Q3 2012 Q3 2011
y/y
Revenue
$49.8m $51.4m -3.1%
2011 2010
y/y
$190.1m $210.5m -9.7%
Professional Services:
73% of total company
Q3 2012 revenues

Third Quarter 2012 Professional Services Revenue Mix
Professional Services Division
46.4%
7.7%
45.9%

1) Based on our estimated volume of mortgages in foreclosure and the average revenue we derived per file in 2011 which we believe would be generally representative of rates charged for mortgage default processing services throughout the United States
2) Seasonally-adjusted total delinquent loans as a percentage of mortgages outstanding, according to the Mortgage Bankers Association
3) Seriously delinquent loans (90+ days) outstanding by state, according to the Mortgage Bankers Association
> 100K 20K- 100K < 20K
4.95%
5.82%
7.88%
2006
2007 2008
2009 2010 2011
9.47%
8.25%
Seriously Delinquent Loans – Q3 2012
Historical Delinquency Trends
(2)
Seriously Delinquent Loans
(3)

7.58%
Q3 2012
7.40%
Nationwide Market
$1b Market Opportunity
(1)

1) Foreclosure starts as a percentage of mortgages outstanding by state according to the MBA’s National Delinquency
Survey  for the quarter ended  September 30, 2012
Leading Provider of Processing Services
1.  New Jersey
2.  Florida
Rankings in loans 90+ days past due
States with the highest residential
mortgage foreclosure starts
(1)
5.
Georgia
7.
Nevada
11. Indiana
12. Michigan
25. California
39. Texas
40. Minnesota
#1
#3
#5
#13
#19
#27
#16

Law Law
Firm Firm
Law Law
Firm Firm
Law Law
Firm Firm
Law Law
Firm Firm
Law Law
Firm Firm
Law Law
Firm Firm
Law Law
Firm Firm
Fees paid by servicers to law firms benchmarked
by GSEs and government agencies:
Fannie Mae, Freddie Mac, FHA, VA
California

What We Do

Growth Strategy: Five Ways to Win 8 PRICE INCREASES T ECHNOLOGY S ERVICES IN NEW MARKETS E XPAND G EOGRAPHIC F OOTPRINT M ORE B USINESS F ROM E XISTING C LIENTS M ANDATED A DDITIONAL STEPS

Fast-Growing e-Discovery Market
$4 billion+ market,
double-digit growth
(1)
Fortune 1000 companies
need high quality with
controllable costs
Rising litigation data
volume, regulatory
demands
Market share gains via
technology innovations,
synergistic sales/marketing
1) Source: The Dolan Company estimate
DiscoverReady’s Client Mix

The E-Discovery Process 10 Information Management Identification Presentation Preservation Collection Review Analysis Processing Production

Technology
Neutral
Constantly
evaluating
tools on
market
Client-
centered
solutions
Thought
Leadership
Industry-
recognized
discovery
professionals
Dedicated
practice groups
Experts in
designing
processes
Innovation
PrivBank ®
Decision® i-

Competitive Advantages

Large Appellate Services Market
1)
2) http://www.uscourts.gov/Statistics/FederalJudicialCaseloadStatistics/FederalJudicialCaseloadStatistics2011.aspx
Number of Cases
Handled in 2011
Total U.S. Filings
~ 300,000
~ 8,600
~ 56,000
Counsel Press Federal
(1)
State
(2)
Highly fragmented sector,
limited competition
Law firm outsourcing
driven by increasing
volumes, complexity
Building on our market-
leading position as
nation’s largest
Source:  Examining the Work of State Courts: An analysis of 2008 State Court Caseloads

Business Information: Business Information:
27% of total company 27% of total company
Q3 2012 revenues Q3 2012 revenues

Display & Classified
Subscription & Other
Public Notice
Q3 2012 Q3 2011
y/y
Revenue
$18.3m $18.8m -2.8%
2011 2010
y/y
$78.5m $83.8m -6.4%
Third Quarter 2012 Business Information Revenue Mix
44.6%
28.4%
27.0%
Business Information Division

Attractive Business Information Market
Highly fragmented U.S.
market with 600+ titles
(1)
Approximately 4%
market share
Attractive local market
fundamentals
Higher barriers to entry
1) Source: The Dolan Company estimate
$2 billion
$78.5 million
0
400
800
1,200
1,600
The Dolan Company
Full Year 2011
Business Information
Revenue
Total Market
Opportunity (1)

Business Information Division National Footprint The Dolan Company Business Information Operations 15 19 markets 100+ titles 100+ web sites

Q3 2012 Revenue Mix by Revenue Line
Countercyclical
Cyclical / Non-Cyclical
Foreclosure Public Notice
Mortgage Default
Processing Services
Display & Classified
Advertising
eDiscovery
Subscription & Other
Q3 2012 Revenue Mix
Other Public Notice

Appellate Services
5.6%
34.0%
33.5%
8.9%
3.1%
7.3%
7.6%

Name Title
Yrs Experience
Previous
Jim Dolan Chairman, President, CEO 37 News Corporation,
Wall Street M&A
Scott Pollei EVP, COO 25 KPMG
Vicki J. Duncomb VP, CFO 28 McGraw-Hill
Renee Jackson VP, General Counsel 21 Fair Isaac Corp.,
Fulbright & Jaworski
Mark Stodder EVP – Business
Information
30 L.A. Independent
Newspapers,
Post Newspaper Group
David Trott Chairman, CEO – NDeX 27 Trott & Trott
Scott Goldstein President – NDeX 25 Trott & Trott,
Schlumberger
Jim Wagner CEO – DiscoverReady 17 Document
Technologies, Inc.
Steve Harber President – DiscoverReady 22 Palisades Advisors

Proven and Experienced Leadership

Financial Overview Financial Overview 18

19 Financial Profile Strong cash flow conversion Meaningful operating leverage Successful acquisitions accretive to cash flow

$294.3 $146.1 $255.6 2007 2008 2010 Y/Y 25.8% 39.1% 15.1% -8.7% 2009 $183.8 $68.1 Q3 11 Q3 12 Quarterly Revenues ($ in mm) $70.2 Annual Revenues ($ in mm) 20 $268.6 2011 Y/Y -3.0% Revenues

Y/Y                                                 -20.7%
Quarterly Adj. EBITDA
(1)
($ in mm)
$12.6
$15.9
Q3 11
Q3 12
Adjusted EBITDA
(1)
($ in mm)
$90.7
$42.5
$82.0
2007 2008
2010
2009
$55.4

2011
$56.1
Y/Y                   30.4%    48.0%    10.6%    -38.1%
Adjusted EBITDA
1.
Please refer to the company’s earnings releases for 2007  through 2011 and for the third quarter of 2012, dated
March 27, 2008, February 24. 2009, February 23, 2010, February 23, 2011, March 9, 2012, and November 2,
2012, respectively, for a reconciliation of Adjusted EBITDA to the comparable GAAP measure and the reasons we consider Adjusted EBITDA an important measure of our financial performance.

$59.3
2010
2011
$38.8
Annual Free Cash Flow Annual Free Cash Flow
(1) (1)
($ in millions) ($ in millions)
FCF Conversion Historically> 50% of Adjusted EBITDA FCF Conversion Historically> 50% of Adjusted EBITDA
$17.6
2012 Q3 YTD
Strong Free Cash Flow Generation
Note:  Free Cash Flow Conversion is defined as Cash Provided by Operating Activities – Capex / Adjusted  EBITDA.
1.
Please refer to the company’s earnings releases for 2010 through 2011 and for the third quarter of 2012, dated February 23, 2011, March 9,
2012, and November 2, 2012, respectively, for a reconciliation of free cash flow to the comparable GAAP measure and the reasons we consider free cash flow an important measure of our financial performance.

How We Believe We Can De-lever
Assumptions:
Net debt as of 9/30/12 $174.6M
Net debt as of 12/31/12 (unaudited) $162.5M
Estimated proceeds from preferred stock $15M+
Expected 2013 free cash flow $20M+
Estimated 2013 federal income tax refund $7M+
Based on expected NOL carryforward at 12/31/12 of $20M+

Financial Coverage
TTM Adjusted EBITDA (1) $46.6M
Expected 2013 cash interest (2) $10.0M
(Excludes dividend payment from preferred stock)
Expected Adjusted EBITDA
Coverage Ratio (3) >  4.0x
Higher rate on preferred stock offset by lower rate on
the bank grid scale – neutral to free cash flow

1.
Represents Adjusted EBITDA for the four quarters ended September 30, 2012. Please refer to the company’s earnings releases for the fourth quarter of 2011 and the first second and third quarters of 2012, dated March 9, 2012,
May 8, 2012, August 1, 2012, and November 2, 2012, respectively, for a reconciliation of Adjusted EBITDA to the comparable GAAP measure and the reasons we consider Adjusted EBITDA an important measure of our financial performance.
2.
Based on assumed average debt of $160 million and an average interest rate of 6.0% during 2013.
3.
Assumes  2013 Adjusted EBITDA greater than $40 million as reflected above and expected 2013 cash interest reflected above.  Adjusted EBITDA Coverage Ratio is calculated as Adjusted EBITDA divided by cash interest.

Capital Sources
(in millions) 9/30/2012
Cash &
Equivalents
$15.6
Senior Term
Loan
Due
2015
$141.3
Revolving
Debt
Facility
Due
2015
$48.0
($16.5m
unused
capacity)
* Defined as the ratio of outstanding indebtedness to trailing pro-forma Adjusted EBITDA
Managing Leverage
2011 2010
2009
2012

1
2
3
4
5
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Leverage Ratios *